Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Ivory Capital Corporation (the "Company") on Form 10-Q for the period ending July 31, 2002 as filed with the Securities and Exchange commission on the date hereof (the "Report"), I Philip
J. Davis, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        /s/  Philip J. Davis
                                        ----------------------------------------
                                             Philip J. Davis
                                             Chief Executive Officer
                                             and Chief Financial Officer


August 10, 2002